--------------------------------------------------------------------------------

                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[X]       Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
          and 0-11.
          (1)  Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
          (5)  Total fee paid:

               -----------------------------------------------------------------

[ ]       Fee paid previously with preliminary materials:

[ ]       Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

               -----------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
          (3)  Filing Party:

               -----------------------------------------------------------------
          (4)  Date Filed:

               -----------------------------------------------------------------
--------------------------------------------------------------------------------

The following slides accompanied a presentation to Burlington Resources
Inc.'s employees at a Town Hall meeting held January 11, 2006, by J.J.
Mulva, Chairman, President and Chief Executive Officer of ConocoPhillips and
John Lowe, Executive Vice President, Planning, Strategy & Corporate Affairs
of ConocoPhillips and were first posted on Burlington Resources Inc.'s intranet web site on January 16, 2006.

Town Hall Meeting
with
Jim Mulva
Chairman & CEO
ConocoPhillips

January 11, 2006

Jim Mulva
Chairman & CEO

January 11, 2006

CAUTIONARY STATEMENT
FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS
OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth in this communication, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates, “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips’and Burlington Resources’ reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, ConocoPhillips undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC).  INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov.  In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197.  You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.  ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources’ stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips’ 2006 Annual Shareholders Meeting.  Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in the proxy statement for Burlington Resources’ 2005 Annual Meeting of Stockholders.  Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.  Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decisions.

Cautionary Note to U.S. Investors – The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use certain terms in this presentation such as “oil/gas resources,” “Syncrude,” and/or “Society of Petroleum Engineers (SPE) proved reserves” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC.  U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K for the year ended December 31, 2004.  This presentation includes certain non-GAAP financial measures, as indicated.  Such non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures.  Investors are urged to consider closely the GAAP reconciliation tables provided in the presentation Appendix.

COP at a Glance

3rd largest U.S. energy company

$104 billion in assets (1)    $175 billion in revenue (2)

Operations in more than 40 countries

Headquartered in Houston, Texas

35,800 employees worldwide (1)

Diversified portfolio of legacy E&P assets

2nd largest U.S. refiner, 5th largest worldwide

Joint ventures in Chemicals and Midstream

“A” Credit Rating

1.  As of the end of 3rd quarter, 2005

2.  Annualized revenue based on YTD September 2005 actuals

An Integrated Major

2000

2001

2002

DEFS

ARCO Alaska

CPChem JV

Gulf Canada

TOSCO

2003

2004

2005

LUKOIL

Corporate Strategy

Build on international scale and integration

Grow E&P portfolio

Grow R&M position

Use Commercial expertise to create value
from integration and asset position

Move to AA credit rating

Manage cost and capital discipline

Utilize strengths in people, technology, and
financial resources

Creating Shareholder Value

Strategic Objectives

100%+

5-year reserve replacement

3% long-term growth

OECD at 60% - 65% of total 3

Production 2

65% in E&P

30% in R&M

5% in Midstream / Chemicals

Portfolio balance

15% - 20%

Debt ratio

Competitive with Peers

ROCE 1

   Target

1 ROCE adjusted for purchase accounting.

2 Includes equity affiliates and Syncrude.

3 OECD % target includes LUKOIL.

Balanced Portfolio
2005

Capital Employed 2

R&M

29%

1  Emerging Businesses and Corporate ICO pro-rated over other segments.  YTD Q3 actual segment net income from continuing operations annualized to YE 2005 values after removing the $300MM impact of the 1Q05 DEFS restructuring.

2  Capital employed is estimated YE 2005.

E&P

56%

Other

2%

Midstream &

Chemicals

LUKOIL

Income from

Continuing Operations 1

E&P

59%

R&M

32%

Midstream &

Chemicals

LUKOIL

4%

5%

5%

8%

Cash Use Comparison
YTD through Q3 2005

Note: CVX percentages include purchase of Unocal as capex.

E&P Strategy

Grow production and reserves

Build new legacy positions

Optimize legacy business

Stable OECD production

Manage cost and production
efficiency

Deliver competitive returns

Investing in Growth

West Sak

Ekofisk Growth

Surmont

Syncrude III

Alaska WNS Sat’s

Britannia Sat’s

Alvheim

Statfjord Late Life

Corocoro I

Bohai Phase II

Yuzhno Khylchuyu

Libya

Suban II

Bayu-Undan

Kerisi / Hiu

Hejre

Tommeliten Alpha

Eldfisk Upside

Alaska Sat’s

Kashagan I

Su Tu Vang

Gumusut

Ketapang

Libya

Brass LNG

Qatargas 3 LNG

Plataforma-Deltana

North Belut

Suban III

Syncrude IV & V

Surmont II & III

Clair II

Thornbury

Canada Oil Sands

Kashagan II

Kashagan Sat’s

Corocoro II & III

West Qurna

Malikai

Su Tu Trang

Kebabangan

Libya

Sunrise

Caldita

ANS Gas

Mackenzie Delta

Shtokman1

2005 - 2008

2008 - 2011

2011+

1 Negotiations are under way.

Stable Production Base

Alaska

Norway

L48

Canada

U.K.

Legacy OECD production remains flat

1 Includes equity affiliates and Syncrude.

New Legacy Growth Areas

Venezuela

China

Rest of World

1 Includes equity affiliates and excludes LUKOIL.

Vietnam

Australia

Indonesia

Venezuela
Legacy resource base, close to market

Corocoro I

Operator, WI 32.2%

Government approval in 2005

First oil 2007; 20 MBOED (net) in 2008

Petrozuata and Hamaca

Petrozuata WI 50.1%

Hamaca WI 40.0%

~110 MBOED (net) in 2006 and 2007

Plataforma

Deltana

Corocoro

Hamaca

Petrozuata

1 Includes equity affiliates.

Statements of production and project timing are estimates and should be regarded as forward-looking.

Plataforma Deltana

WI 40.0%; potential LNG project

Appraisal drilling in 2004 and 2005

Asia Pacific
Growing new legacy areas

Australia - Bayu-Undan

Operator, WI 56.7%

17-year LNG contract, first cargo 2006

47 MBOED (net) in 2005

Ramping up to ~90 MBOED (net) in 2007

Indonesia – Block B (Belanak)

Operator, WI 40.0%

Phases 1 & 2 online;  Phase 3 (including
Kerisi & Hiu fields) first production in 2006

Ramping up to 45 MBOED (net) in 2008

China

Australia

Indonesia

Vietnam

Malaysia

China - Bohai Bay

Operator, WI 49.0%

Phase 2 government approval in 2005

Accelerate Phase 2 production into 2007

Ramping up to ~70 MBOED (net) in 2009

Statements of production and project timing are estimates

and should be regarded as forward-looking.

0

100

200

300

2004

2005E

2006E

Indonesia

Australia-TL

Vietnam

China

NT/P61

Asia Pacific Exploration Success
Timor Sea gas

Caldita

Operator, WI 60.0%

Tested 33 MMCFD (gross)

Integration opportunities with
Darwin LNG

Water depth 450 feet

NT/P69

Awarded October 2005

Adjacent to Caldita discovery

Contains Lynedoch upside

JPDA

Integration opportunities with
Bayu-Undan and Darwin LNG

NT/P69

Abadi

Timan-Pechora

JV closed in 2005; WI 30%

50-50 governance

Significant resource (1.2 BBOE gross)

YK field startup in 2007

LUKOIL

Strategic partnership; BOD representation

Ownership increased to 16.1%

1.9 MMBOED (gross) production in 2005

Knowledge sharing via 30 secondees

Russia and Caspian
 Growing in resource-rich areas

2

1 As of December 31, 2005.

2 Excludes LUKOIL equity share.

3 Source: Miller and Lents (SPE reserves).

  Statements of production and project timing are estimates and should be regarded as forward-looking.

Timan-Pechora

Kashagan

Kashagan

Gross resources  9-13 BBOE

WI increased to 9.3% in 2005

Peak of 1.2 MMBOED (gross)

Appraising satellite discoveries

3

1

0

100

200

300

400

2004

2005

2006

Russia Base

LUKOIL Equity

Qatar
 Growing in resource-rich areas

Qatar

Qatargas 3 LNG Project

Final investment decision made in December 2005

Engineering, Procurement and Construction contract
awarded

Development and Fiscal Agreement, Sales and
Purchase Agreement and financing agreements
signed

WI 30%

Integrated 25-year project

Gas production facilities (1.4 BCFGD from North Field)

7.8 million gross tpa LNG train

Onshore and offshore assets developed jointly with
QG4, a JV between Shell and QP

First LNG cargos in 2009 (primarily to U.S. market)

Statements of production and project timing are estimates and should be regarded as forward-looking.

Libya
 Growing in resource-rich areas

Libya

Waha (Oasis) Concession

Agreed re-entry terms December 2005

Working Interests:

COP                          16.3%

Marathon            16.3%

Amerada Hess                               8.2%

LNOC                       59.2%

25-year extension

Encompasses ~13 million acres in Sirte Basin

Significant undeveloped resources

~45 MBOED (net) in 2006

Potential follow-on opportunities

Statements of production and project timing are estimates and should be regarded as forward-looking.

BR Strengthens N.A. Gas Position

COP

COP and BR

BR

With BR - Major U.S. Gas Supplier
Delivering gas to the U.S. from various supply sources

  #1 in N. A. gas production

  50% owner in DEFS

  A leading gas marketer

  Developing multiple LNG projects and
      re-gasification capabilities

  Major existing positions in both Alaskan

      North Slope gas and MackenzieDelta

Enhanced Business Mix

COP

Pro Forma w/ BR

Non-OECD

41%

OECD

59%

Non-OECD

34%

OECD

66%

OECD Mix

Based on Reserves

Note: Capital Employed is estimated YE 2005, with LUK (at 16.1% equity) allocated 70% E&P, 30% R&M.

           Reserves are YE 2004 (adjusted for additional 6.1% equity in LUK purchased through YE 2005).

Gas

33%

Oil

67%

Oil

60%

Gas

40%

Oil / Gas Mix

Based on Reserves

Capital Employed

By Business Segment

Midstream &

Chemicals

R&M

31%

E&P

61%

Other

3%

5%

E&P

74%

R&M

21%

Midstream &

Chemicals

3%

Other

2%

Reserves are YE 2004 actual, excludes Syncrude for COP.

CVX pro forma for UCL.

COP includes the additional 6.1% LUK equity purchased through YE 2005, in both reserves and production.

Production is 2004 average except for COP and BR (both 2005 (E)).

Pro Forma Operating Impact

R&M Strategy

Driving top quartile ROCE

Grow worldwide refining

Grow U.S. capacity and conversion
capability

Grow Europe and Asia position

Enhance E&P integration

Value chain optimization

Low-cost, efficient, integrated
marketing and transportation

Operational excellence

U.S. Refining Size and Scope

PADD I

423 MBD

25% Share

PADD II

493 MBD

14% Share

PADD III

879 MBD

11% Share

PADD IV

58 MBD

10% Share

PADD V

355 MBD

11% Share

Total U.S.

12 refineries

2,182 MBD

13% Share

US Refining Capacity by PADD as published by the EIA/DOE for Oct. 2005

U.S. Refining Expansion & Upgrade

Growth investment at 9 of 12 domestic refineries

Bayway

Lake

Charles

Sweeny

Wood

River

Ponca City

Borger

Billings

LAR

Rodeo

Ferndale

Trainer

Alliance

Investment Drivers:

Advantaged crude growth

Growing clean products

Enhancing E&P integration

Increasing capacity

$4 – $5 B Investment Program

(2006 – 2011)

International Refining & Marketing

COP markets in 17 countries and has interest in 6 refineries

UK/Ireland

292 MBD refining capacity

582 retail sites

Nordic

296 retail sites

Thailand/Malaysia

56 MBD refining capacity

186 retail sites

Mainland Europe

80 MBD refining capacity

1,381 retail sites

N.B. European refining capacity does not include anticipated 275MBPD addition of Wilhelmshaven Refinery

Source for number of retail sites- 2005 COP Fact Book

Wilhelmshaven Acquisition

275,000 BD German refinery

Expected close first half of 2006

Strengthens European portfolio

Significant synergies with Humber and Bayway
refineries

Strengthens Russian export crude connection and
COP participation in Atlantic arbitrage position

Opportunities with integration into German markets

Potential site for LNG Regas Terminal

Unique investment opportunity to develop a top

quartile refinery in the European portfolio

Commercial

Scope

2.5 B BBL/yr crude oil and refined products

4.2 TCF/yr gas marketing business

Global trading operation

Objectives

Optimize value chain to maximize earnings

Trade around asset base & market
knowledge for additional value

Financial contribution

Improves total company ROCE

Included in E&P / R&M realizations

Chevron Phillips Chemicals JV

CVX – 50%, COP – 50%

Improving ROCE

Margin improvement

Solid operations

Cost efficiencies

Overseas Growth

World-scale facilities

Advantaged feedstocks

Access to growing markets

Duke Energy Field Services JV

DUK – 50%, COP – 50%

Large NGL producer

363 MBPD in 2004

Focus on North America

Improving ROCE

Lower cost structure

Rationalize portfolio

Selective growth

Technology

Enable E&P / R&M initiatives

Heavy oil, Arctic, LNG

Clean fuels / hydroprocessing,
   coking, alkylation

Capacity expansion and flexibility

Project management / execution

Emerging energy opportunities

Disciplined, phased approach

Extending core competencies

Renewable fuels

E-GasTM Gasification Technology

Financial Strategy

Fund Growth Program

Move to AA credit rating

Modest debt reduction

Equity improvement

Target debt/capital of 15-20%

Annual dividend increases

Share repurchases

Core values

Safety

People

Integrity

Responsibility

Innovation

Teamwork

Spirit of Performance

Use our Pioneering Spirit to responsibly
deliver energy to the world

Our Foundation for
Integrity

Ethical and respected employees

Proactive management and board
oversight

Culture of openness and transparency
at all levels

Clarity of reported results

No self-dealing or exotic financing

Strong internal/external auditors

Consistent internal control policies,
procedures and practices

Total Shareholder Return

Peer group average = 20.8%

COP STOCK PRICE

December  31, 2002            $24.20

December  31, 2005            $58.18

Three-Year Annual Average

Rising to the Challenge

Deliver strong operating and financial performance

Continued focus on Operating Excellence

Manage cost inflation and project execution

Well-defined, sustainable growth plan

Portfolio of strong E&P / R&M growth projects

Increased production and refining capacity / capability

Financial strategy to complement value creation

Setting

Objectives

2003

Delivering

Performance

2004

Raising
Expectations

2005

Continuous improvement     Shareholder value creation

Investing for
Growth

2006+

Town Hall Meeting
with
Jim Mulva
Chairman & CEO
ConocoPhillips

January 11, 2006

John Lowe
Executive Vice President
Planning, Strategy & Corporate Affairs

January 11, 2006

Global Reward Principles

Attract, retain, motivate, and reward a highly-qualified, diverse, global workforce

Allow employees to share in business success

Provide compensation at, above, or below industry norms
depending on relative business and individual performance

Link rewards system to performance management process

Reinforce alignment of goals, effort, and results among global workforce

Tie rewards to leadership principles, purpose and values

Benchmark against integrated petroleum companies and other
large industrial companies as appropriate

Include monetary and non-monetary forms of recognition

Compensation

Two major components

Base Salary

Opportunity for Annual Salary Adjustments

Variable Cash Incentive (VCIP)

50% Corporate

50% Business Unit

Compensation targeted at median of peers

Payouts can be higher or lower depending on performance

VCIP Structure

Peer Group – Shareholder Return & ROCE

ExxonMobil, Shell, BP, Chevron & Total

Corporate

ROCE

TSR

HSE

Business

Major Award
Units

2 Metrics

HSE

Target
Award

as % of

Salary

50%

Weight

50%

Weight

Mgmt
Committee
Assessment

Potential
Award

0 - 200%

Final

Award

% Salary

X

Salary

Individual
Performance
Adjustment

Potential
Award

+/- 50%

Final

Award

Salary

External Benchmarks

Internal Equity

VCIP Historical Payout

% of VCIP Target

* - Conoco / Phillips merger year, same payout for all employees

90%

152%

170%

Target

       1st

        1st

          TSR              NA

       1st

        1st

       ROCE              N/A

Benefit Plans

COP offers a very competitive “Benefits package”
with several components:

Retirement Plan

Savings Plan

Insurance Benefits

Other Benefits

Benefit Plans

Competitive “value” comparison:

COP benefits valued at 100% - very competitive with
peers

On a relative basis, BR’s benefit program would be rated 92%

Major differences

COP very high savings matching

COP higher Cash Balance credits

COP Company contributions to retiree medical

Notes:  Comparison based on COP’s and BR’s 2004 submissions to an outside consultants’

             survey/actuarial model

             Values set based on company contributions to benefits

Retirement Plan

For BR employees continuing with COP:

The BR FAE (Final Average Earnings) Plan
formula will be continued for BR employees now
participating

BR service recognized for eligibility, vesting & benefits

The BR Cash Balance formula will be continued
for BR employees now participating, at least until
a transition date

BR service recognized for eligibility, vesting & benefits

Savings Plan

BR employees continuing with COP will be
eligible to participate in Savings Plan

Immediately 100% vested

Total targeted company match is 9.25%,
with only a 2.25% employee deposit required

Company savings match and employee savings
contributions may be invested in 30 diverse
investment funds

Withdrawals, exchanges and loans available

Medical Coverage

COP offers a choice of several medical options:

Primary Preferred Provider Organization (PPO)

Must use in-network providers for in-network reimbursement

High Deductible Health Plan PPO (HDHP)

Network discounts available; higher deductibles and out-of-pockets, can establish a Health Savings Account (HSA)

Traditional Coverage

Comprehensive, no network restrictions

Exclusive Provider Organization (EPO)

Similar to an HMO, must use Primary Care Provider (PCP) for all services and obtain referral to see a specialist, no out of network benefits

Not available in all locations; availability based on home zip code

HMOs

Not available in all locations – based on home zip code

  Subsidized Retiree Medical

Retiree Medical and Life coverages

Available at 50 years of age with 10 years service and 65 age plus service points

Eligible BR employees’ BR service will be recognized

COP shares the cost of retiree medical with COP retirees

Retirees may purchase retiree life at active employee group rates until age 65

  Other Insurance Benefits

Basic Term Life Insurance (1x annual pay provided
by company at no cost to the employee)

Supplemental Term Life Insurance (up to 5x pay)

Dependent Term Life insurance (two options)

Occupational Accidental Death Insurance ($500,000
provided by company at no cost to the employee)

Personal Accidental Death Insurance for employee
and spouse

Long-Term Disability Insurance

Long-Term Care Insurance

Flexible Spending Accounts (Health & Dependent
Care)

Bridging Other Benefits

BR service will be recognized for these benefits.

Short-Term Disability Pay (up to 52 weeks at 100% or 60% of
pay depending on service)

Vacation Pay (2 to 6 weeks, depending on service)

Paid Holidays (primarily 10 - depends on work schedule and
local work practices)

Illness or Death in Immediate Family Time Off

Leave of Absence (disability, military, education, personal)

Tuition Refund (90%, excluding textbooks)

Flexible Work Schedule in some locations

Disclaimer

This is a high-level overview of ConocoPhillips compensation and benefit plans, programs and policies, intended to serve as an orientation for Burlington Resources employees. If there are any discrepancies between this presentation and the official plan, program or policy documents, the terms of the official plan, program or policy documents will govern actual compensation and benefits. ConocoPhillips reserves the right to amend, modify or terminate any of the plans, programs or policies at any time with or without notice. Participation in the savings plan is offered only through the Summary Plan Description /prospectuses for the plan.

Integration Structure

Resource Needs:

Communications

Coordination

Legal

Deal Closure
linked to
Integration,

but managed
separately

Executive Sponsors:

Jim Mulva & Bobby Shackouls

Integration Management Office

Team Leads:                 Lowe & Limbacher

37 Sub teams

Key Interfaces with

Executive Management

Deal Closure:

FTC

S-4 Filing

Shareholder Approval

Integration
teams

Town Hall Meeting
with
Jim Mulva
Chairman & CEO
ConocoPhillips

January 11, 2006